Exhibit 10.2

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”), dated as of June 5, 2023, is by and among BARNES GROUP INC. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, BARNES GROUP SWITZERLAND GMBH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Unterer Einschlag, 2544 Bettlach, Switzerland, acting through its Nevis Branch having its registered office at 1426 Palm Grove, Four Seasons Estates, St. Kitts & Nevis, West Indies (“Barnes Switzerland”), BARNES GROUP ACQUISITION GMBH, a limited liability company incorporated under the laws of Germany and an indirect, wholly-owned Subsidiary of BGI, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i.Br. under HRB 710836 (“Barnes Germany”), BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L., a private limited liability company organized under the laws of the Grand Duchy of Luxembourg and a wholly-owned Subsidiary of BGI, having it registered office at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B111817 (“Barnes Luxembourg” and, together with BGI, Barnes Switzerland and Barnes Germany, the “Borrowers”, and each individually, a “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A. (“Bank of America”), a national banking association, as a Lender, and Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders, the other lending institutions from time to time party thereto and the Administrative Agent are parties to that certain Sixth Amended and Restated Senior Unsecured Revolving Credit Agreement, dated as of February 10, 2021 (as amended by that certain LIBOR Transition Amendment, dated as of October 11, 2021, that certain Amendment No. 1 to Credit Agreement, dated as of April 6, 2022 and as may be further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings provided therefor in the Credit Agreement), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, BGI intends to enter into a Stock Purchase Agreement (together with all exhibits, schedules and annexes thereto, the “Purchase Agreement”), dated as of the Effective Date, by and among BGI, Seller (as defined therein) and MB Aerospace Holdings Inc. (the “Target”), pursuant to which BGI will, directly or through one or more of its direct or indirect subsidiaries, acquire all of the issued and outstanding shares of capital stock of the Target; and

WHEREAS, at the request of the Borrowers, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) have agreed to amend certain provisions of the Credit Agreement, as provided below, upon the terms and conditions herein contained;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.        Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto (constituting the Required Lenders) hereby amend the first sentence of Section 9.5.1 of the Credit Agreement to read in its entirety as follows:

“9.5.1.  Mergers and Acquisitions. None of the Borrowers will, nor will permit any of its Subsidiaries to, consummate any merger, amalgamation, consolidation, asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except, the merger, amalgamation or consolidation of, or asset or stock acquisitions between, Subsidiaries, mergers of Subsidiaries with and into any of the Borrowers, and asset or stock acquisitions by any of the Borrowers of the stock or assets of Subsidiaries, and except as otherwise provided in this §9.5.1.”

Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement and all of the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Except as expressly provided herein, neither this Agreement nor any course of dealing between or among any of the parties hereto is intended to operate, nor shall they be construed, as a permanent waiver of any existing or future Defaults or Events of Default under any of the Loan Documents, as to which all rights and remedies of the Lenders and the Administrative Agent shall remain reserved.

§2.        Representations and Warranties. As of the Effective Date (as defined below), each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)         Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects), and continue to be true and correct on the Effective Date, except for any such representations or warranties which by their terms refer to a specific date.

(b)       Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Agreement and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Agreement, the Credit Agreement as modified hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor or any provision of the Governing Documents of such Borrower or such Guarantor, (iv) do not conflict with any agreement or other instrument binding upon, such Borrower or such Guarantor, except where any such conflict would not have a Material Adverse Effect, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)       Enforceability of Obligations. This Agreement, the Credit Agreement as modified hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

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(d)       No Default. Immediately before and after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§3.         Conditions to Effectiveness. This Agreement shall not become effective until the Administrative Agent shall have received this Agreement executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Effective Date”).

§4.         Miscellaneous Provisions.

(a)         This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument. All references in the Credit Agreement to “this Agreement” shall hereafter refer to the Credit Agreement as amended or modified hereby; and all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as amended or modified hereby. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future consents, amendments or waivers with respect to any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.

(b)        THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO CONSENTS AND AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE BORROWERS, THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT AND CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, LITIGATION OR PROCEEDING BEING MADE UPON SUCH BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. EACH PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

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(c)        This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent or any Lender of a manually signed counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an agreement as of the date first written above.

BARNES GROUP INC.

By:	/s/ Michael V. Kennedy
	Name:	Michael V. Kennedy
	Title:	Vice President, Tax & Treasury

Signature Page to Amendment No. 2 to Credit Agreement

BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L.

By:	/s/ Michael V. Kennedy
	Name:	Michael V. Kennedy
	Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

BARNES GROUP SWITZERLAND GmbH, Nevis Branch

By:	/s/ Michael V. Kennedy
	Name:	Michael V. Kennedy
	Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

BARNES GROUP ACQUISITION GmbH

By:	/s/ Michael V. Kennedy
	Name:	Michael V. Kennedy
	Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Timothy J. Waltman
	Name:	Timothy J. Waltman
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Timothy J. Waltman
	Name:	Timothy J. Waltman
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karla Kaplan
	Name:	Karla Kaplan
	Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jonathan Bennett
	Name:	Jonathan Bennett
	Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

CITIZENS BANK, N.A.

By:	/s/ Paul Feloney
	Name:	Paul Feloney
	Title:	SVP

Signature Page to Amendment No. 2 to Credit Agreement